UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 28, 2021
  __________________________________

Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
  __________________________________

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2021, Nuverra Environmental Solutions, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) where three matters were submitted to a vote of the stockholders. The matters are described in greater detail in the Company’s Proxy Statement, filed with the U.S. Securities and Exchange Commission on May 17, 2021. At the Annual Meeting, abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

At the Annual Meeting, the stockholders: (1) elected Michael Y. McGovern as a Class I Director to serve a three-year term expiring on the date of the 2024 annual meeting of stockholders; (2) approved the compensation of the Company’s named executive officers on an advisory (nonbinding) basis; and (3) ratified the appointment of Moss Adams, LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. A detailed description of the vote follows.

Proposal 1

The Company’s stockholders elected one nominee to serve as a Class I Director with votes as follows:

Name	For	Withheld	Broker Non-Votes
Michael Y. McGovern	13,879,881	79,925	819,260

Proposal 2

The Company’s stockholders approved, on an advisory (nonbinding) basis, the compensation awarded by the Company to its named executive officers with votes as follows:

For	Against	Abstain	Broker Non-Votes
13,945,326	10,690	3,790	819,260

Proposal 3

The Company’s stockholders ratified the selection of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 with votes as follows:

For	Against	Abstain	Broker Non-Votes
14,722,314	51,220	5,532	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: June 29, 2021	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary